SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 16, 2003


                             GSI Securitization Ltd.
             (Exact name of registrant as specified in its charter)


                          Grand Cayman Islands, B.W.I.
                 (State or other jurisdiction of incorporation)


        0-29600                                        NONE
(Commission File Number)               (I.R.S. Employer Identification No.)


                         502 Carnegie Center, Suite 103
                           Princeton, New Jersey 08540
                    (Address of principal executive offices)


                                 (609) 987-8080
               Registrant's telephone number, including area code


                   Klinair Environmental Technologies Limited
                            3rd Floor Harbour Centre
                                 P.O. Box 1348 GT
                        Grand Cayman, Cayman Islands, B.W.I.
          (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.    Page   3


     (b)  Pro-forma Financial Information.                Page  12


     (c)  Exhibits

          24.6 Consent of Auditors.                       Page  16



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GSI Securitization Ltd.
                                  (Registrant)


                            /s/Gunther Slaton, CEO
                            ------------------------
                               Gunther Slaton, CEO

November 25, 2003

                           GSI Securitization Inc.

                           Financial Statements and
                          Independent Auditor's Report

                 Calendar Years Ended December 31, 2002 and 2001


Index to Financial Statements


Report of Independent Auditor. .............................4 (F-1)

Balance Sheet ..............................................5 (F-2)

Statements of Income and Retained Earnings..................6 (F-3)

Statements of Cash Flows....................................7 (F-4)

Statements of Changes in Stockholders' Equity...............8 (F-5)

Notes to Financial Statements...............................9 (F-6, F-7, F-8)

Stan J.H. Lee & Co. CPAs            e-mail) StanL@dmhdxcpa.com
2182 Lemoine Ave.                   Tel) 760-612-1269
Suite 200                           Fax) 815-846-7550
Fort Lee, NJ  07024





                        INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of GSI Securitization Inc.


I have audited the accompanying balance sheets of GSI Securitization Inc. as of December 31, 2002 and December 31, 2001, and the related statements of income and retained earnings, cash flows and changes in stockholders' equity for the calendar years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, such as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GSI Securitization Inc. as of December 31, 2002 and December 31, 2001, and the results of its operations and its cash flows for the calendar years then ended in conformity with accounting principles generally accepted in the United States of America.



/s/Stan J.H. Lee & Co., CPAs/s/
_______________________


Fort Lee, New Jersey
November 21, 2003

                        GSI Securitization Inc.

                             Balance Sheet

                For Year Ended December 31, 2002 and 2001



                                        December 31, 2002   December 31, 2001

Assets



Cash and cash equivalents              $      27,930       $       2,145
Accounts Receivable                       27,133,870

Office and equipment, net of
accumulated depreciation                      38,859              40,950
Other Current Assets                          42,000              42,000

TOTAL ASSETS                           $  27,242,659              85,095


Liabilities and shareholder's equity
Current Liabilities:

Corporation Income Taxes Payable       $     772,294
Accounts payable and accrued expenses  $       3,821               3,095
Loan from Shareholder                         85,830              50,644
Purchase Agreement Financing              24,825,938

Total Current Liabilities              $  25,687,883              53,739


Common Stock (4,201,000 shares
at NPV; 20,000,000 authorized)         $           -       $           -
Preferred Stock(25,000 at par
value of $1.00 per share)                     25,000              25,000
Additional Paid in Capital                   368,433             368,433
Retained Earnings                          1,161,343            (362,077)


Total Shareholders' Equity                 1,554,776              31,356


TOTAL LIABILITIES AND EQUITY           $  27,242,659       $      85,095


The notes are an integral part of the Financial Statements.

                        GSI Securitization Inc.

                 Statement of Income and Retained Earnings

           For the Calendar Years Ended December 31, 2002 and 2001


                                                  Year ended December 31

                                                  2002              2001


Revenues:
Securitization Revenue                          $2,386,019      $        0

General and Administrative Expenses:
Advertising                                              0              55
Automobile                                               0             259
Bank Charges                                           209               0
Consulting                                          44,855           9,799
Depreciation                                         2,091           3,066
Dues and Subscriptions                                 529              88
Insurance                                            2,627           2,554
Interest Expense                                     4,839           5,000
Medical Expense                                      3,547           3,692
Miscellaneous                                       16,742             792
Office Expense                                       2,238           2,698
Payroll Expenses                                    11,019               0
Penalty                                                614               0
Postage and Delivery                                    40               0
Professional Development                               500               0
Professional Expense                                     0           7,125
Accounting Fees                                      2,520               0
Rent                                                10,077           6,938
Sundry                                                   0          10,479
Taxes                                                   40               0
Telephone                                            3,494           4,203
Entertainment                                            0           1,871
Travel                                               3,446           2,561
Utilities                                              881             531
Legal Fees                                           4,777               0
Other Income                                       (28,640)        (13,417)

Net Income (Loss) before income taxes           $2,295,714      $  (48,348)


Provisions for income taxes                       (772,294)              0

Net Income                                       1,523,420         (48,348)

Retained Earnings at beginning of Year            (362,077)       (313,729)

Retained Earnings at End of Year                $1,161,343      $ (362,077)


The notes are an integral part of the Financial Statements.

                        GSI Securitization Inc.

                        Statement of Cash Flows

           For the Years Ended December 31, 2002 and 2001


                                                  2002              2001



Cash Flows from Operating Activities
Net income (loss)                               $1,523,420      $  (48,348)

Adjustments to reconcile net income
(loss) to net cash
   Used in operating activities:
   Changes in assets and liabilities:
     Depreciation Expense                            2,091           3,066
     Income taxes payable                          772,294               0
     Accounts payable and accrued expenses             726           5,110
     Bank Loan                                                      18,000
     Loan From Shareholder                          35,186          11,089
     Accounts Receivable                       (27,133,870)
     Purchase Agreements                        24,825,938
Net cash provided (used) by operating
activities                                          25,785         (11,083)


Net Cash provided by Financing Activities

Net increase in cash                                25,785         (11,083)

Cash (overdraft) at Beginning                        2,145          13,228

Cash and cash equivalents Ending               $    27,930      $    2,145

Supplemental cash flow disclosure:
     Interest payments                         $     4,839      $    5,000


The notes are an integral part of the Financial Statements.

                        GSI Securitization Inc.

               Statement of Changes in Shareholders' Equity

               For Years Ended December 31, 2002 and 2001


                       Common            Additional
                       Stock             Paid-in       Retained   Shareholder's
                       Shares    Amount  Capital       Earnings   Equity

Balance, January 1,
2001                 4,199,000  $25,000  362,433      $(313,729)  $    48,704
Common Stock
Purchases                2,000             6,000              -         6,000
Net income (loss)            -                 -        (48,348)      (48,348)
Balance, December 31,
2001                 4,201,000  $25,000  368,433       (362,077)      (31,356)
Common Stock
Purchases                     -                               -             -
Net income (loss)                                     1,523,420     1,523,420
Balance, December 31,
2002                 4,201,000  $25,000  368,433      1,161,343     1,554,776


The notes are an integral part of the Financial Statements.

                For the Calendar Years Ended December 31, 2002 & 2001
                       NOTES TO FINANCIAL STATEMENTS
                         (See Accountant's Report)

1.   Organization and Business

GSI Securitization Inc. (GSI) was founded in 1997 in the State of New Jersey to purchase accounts receivables from medical providers who receive immediate payment for medical services in an amount determined by the actual net value of the receivables. Then GSI through affiliates processes and collects the receivables attempting to free the provider of these responsibilities.

GSI's market is large and medium healthcare service providers. GSI markets its products and services nationally to healthcare providers in targeted sectors of the healthcare industry.

The management of GSI oversees the due diligence process with new clients and draws on the information system, date and processes of the affiliates. GSI markets its products and services nationally to healthcare providers in targeted sectors of the healthcare industry. Clients are obtained though recommendations from industry leaders in their respective specialties and referrals from GSI's strategic alliances.

The securitization program also provides other services including structuring, bill generation, and outsourcing backroom operations.

The Company transacts its business with customers located throughout the United States.

Until September 2002, the Company was a development stage Company. In September 2002, it became a fully operational company.


2.   Summary of Significant Accounting Policies

Cash Equivalents
For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable
GSI through its due diligence program performs accounts receivable asset selection and the process of collection receivables. GSI is the sole stockholder of GSI Trust, a bankruptcy remote company, which will be funded by a bank line of credit secured by purchased healthcare accounts receivable. Once a critical mass of heath care accounts receivable is purchased, GSI Trust sells notes securitized by the receivables to institutional investors. No accounts receivable securitization activity was reported in the year 2001. In the calendar year 2002 total accounts receivable of institutional clients was purchased. The initial purchase agreement was signed on September 08, 2002.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled.

Revenue Recognition

The Company's revenue is derived primarily from providing healthcare accounts receivable securitization transactions with revenue being recognized as the difference between net receivables and amount paid for those receivables. The receivables are booked at the lower of face value and the price paid for the receivables. There is no activity in 2001 that requires revenue recognition.


Shareholders' Loans

Gunther Slaton, President and CEO of the Company, has secured a personal line of credit for the purchase of hospital receivables. Mr. Slaton has advanced, as a non interest bearing loan from shareholder, the proceeds of this line to be used by the Company for the purchase of receivables from institutions. As at December 31, 2002 and 2001, $85,038 and $50,644, respectively, were the outstanding amounts against the said line. The line has a maximum of $2,000,000, with no specific repayment schedule.

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives.

                                                2002                 2001

Office Equipment                        $       47,086       $       47,086
Accumulated Depreciation                        (8,227)              (6,136)

Net Property and Equipment              $       38,859       $       40,950

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.
Accordingly, actual results could differ from those estimates.


3.   Subsequent Events


On May 16, 2003, the shareholders of the Company received 54,000,000 common shares of Klinair Environmental Technologies, Ltd. for the sale of all of the outstanding shares of GSI Securitization Inc. to Klinair, making the Company a wholly owned subsidiary of Klinair.

Klinair Environmental Technologies Limited is a development stage company, organized under the laws of the Grand Cayman Islands, British West Indies, on January 4, 1994, as Econogreen Environmental Systems Limited. It changed its name to Klinair Environmental Systems Limited on November 21, 1994 and then to Klinair Environmental Technologies Limited on March 13, 1995. The Company is in the development stage as defined in Financial Standards Board Statement Number 7.

                 GSI SECURITIZATION LTD. AND SUBSIDIARIES
            (formerly Klinair Environmental Technologies Limited)
                   Consolidated Proforma Balance Sheet
                        As of December 31, 2001


                                        December 31,   Proforma     Proforma
                                           2001       Adjustments   Adjusted

ASSETS

Current Assets
Cash & cash equivalents-              $   75,703   $     2,145        77,848
Receivables and prepaid
expenses-                                 92,658             -        92,658
Office and Equipment                                    40,950        40,950
Other current assets                                    42,000        42,000

Intangible Assets, net-                  285,155                     285,155

Total Assets                          $  453,516                $    538,611

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Trade accounts payable                $    5,493     $    3,095 $      8,588
Advances from Shareholders-                    -         50,644      112,571
Accrued interest payable-                 30,364                      55,364
Convertible Debentures-                  250,000                     250,000

Total Current Liabilities                285,857                     339,596
Total Liabilities                        285,857                     339,596


Shareholder's Equity

Total Shareholders' Equity              167,659         31,356       199,015

Total Liabilities and Shareholders'
Equity                                $  275,786                $    538,611

                   GSI SECURITIZATION LTD. AND SUBSIDIARIES
            (formerly Klinair Environmental Technologies Limited)
                 Consolidated Proforma Statement of Operations
                     For the year ended December 31, 2001


                          December 31,      Proforma       Adjusted
                            2001           Adjustments     Proforma



REVENUES:

Securitization Revenues $          -      $  2,386,019   $  2,386,019


EXPENSES

General and
Administrative Expenses $    868,978      $     61,765   $     930,743

Total Expenses               868,978                           930,743


Other Income                  15,227            13,417          28,644

Net Income Before
Taxes (Loss)           $    (853,751)                         (902,099)

Net Income                                                    (902,099)

Net (Loss) per
share of Common
Stock                      $   (0.16)                       $    (0.17)

Weighted average
shares of
Common Stock               5,417,325


Net (Loss)        (212,271)$(853,751)     $(1,358,501)   $  (6,836,420)

Net (Loss) per
share of Common
Stock            $   (0.04 $   (0.16)     $     (0.26)

Weighted average
shares of
Common Stock     5,645,616 5,417,325      $ 5,151,149

                   GSI SECURITIZATION LTD. AND SUBSIDIARIES
            (formerly Klinair Environmental Technologies Limited)
                    Proforma Consolidated Balance Sheet
                          As of December 31, 2002




                                        December 31,   Proforma     Proforma
                                           2002       Adjustments   Adjusted

ASSETS

Current Assets
Cash & cash equivalents-              $    6,617   $     27,930        34,547
Receivables and prepaid
expenses-  Note 6                          9,893     27,133,870    27,143,763
Office and Equipment                                    38,359         38,359
Other current assets                                     42,000        42,000

Intangible Assets, net-                  259,276       (259,276)            -

Total Assets                          $  275,786                 $ 27,259,169

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Trade accounts payable                $   96,748     $    3,821  $    100,569
Advances from Shareholders-               26,741         85,830       112,571
Accrued interest payable-                 55,364                       55,364
Convertible Debentures-                  250,000                      250,000
Income Taxes Payable                                    772,294       772,294
Purchase Agreement Financing                         24,825,938    24,825,938

Total Current Liabilities                428,853                   26,116,736
Total Liabilities                        428,853                   26,116,736


Shareholder's Equity

Total Shareholders' Equity              (153,067)     1,295,500     1,142,433

Total Liabilities and Shareholders'
Equity                                $  275,786                 $ 27,259,169

                   GSI SECURITIZATION LTD. AND SUBSIDIARIES
            (formerly Klinair Environmental Technologies Limited)
                 Consolidated Proforma Statement of Operations
                      For the year ended December 31, 2002




                          December 31,      Proforma       Adjusted
                            2002           Adjustments     Proforma



REVENUES:

Securitization Revenues $           -    $  2,386,019     $  2,386,019


EXPENSES

General and
Administrative Expenses $    232,180     $    118,845     $    351,125

Total Expenses               232,180                           351,125

Realized Foreign
Currency
Translation on
Liquidated
Subsidiary                    19,909                -           19,909

Other Income                       -            28,640          28,640

Net Income Before
Taxes (Loss)           $    (212,271)                        2,083,443

Provision for Income tax           -                          (772,294)

Net Income                                                   1,311,149

Net (Loss) per
share of Common
Stock                      $   (0.04)                       $     0.23

Weighted average
shares of
Common Stock                5,645,616


On May 16, 2003, the shareholders of the Company received 54,000,000 common shares of Klinair Environmental Technologies, Ltd. for the sale of all of the outstanding shares of GSI Securitization Inc. to Klinair, making the Company a wholly owned subsidiary of Klinair.

Klinair Environmental Technologies Limited is a development stage company, organized under the laws of the Grand Cayman Islands, British West Indies, on January 4, 1994, as Econogreen Environmental Systems Limited. It changed its name to Klinair Environmental Systems Limited on November 21, 1994 and then to Klinair Environmental Technologies Limited on March 13, 1995. The Company is in the development stage as defined in Financial Standards Board Statement Number 7.

EXHIBIT 24.61

                  Consent of Registrant's Auditors



Stan J.H. Lee & Co. CPAs            e-mail) StanL@dmhdxcpa.com
2182 Lemoine Ave.                   Tel) 760-612-1269
Suite 200                           Fax) 815-846-7550
Fort Lee, NJ  07024

November 23, 2003

Securities and Exchange Commission
Washington, D.C. 20549

RE:

GSI Securitization Ltd.,
(formerly Klinair Environmental Technologies Limited)
(A Development Stage Company)


Gentlemen:

     We have audited the balance sheet, and accompanying statements of the Registrant for the 2002 and 2001 fiscal years, ending on December 31, 2002, and December 31, 2001, respectively, and consent to the Auditor's reports, statements, and notes being filed on the Report on Form 8-K/A and any amendments thereto.



/s/Stan J.H. Lee & Co., CPAs/s/
_______________________


Fort Lee, New Jersey